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                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):       November 6, 2001



                             WESTERN RESOURCES, INC.
              (Exact Name of Registrant as Specified in Its Charter)


             KANSAS                      1-3523               48-0290150
(State or Other Jurisdiction of       (Commission             (Employer
Incorporation or Organization)        File Number)        Identification No.)


   818 KANSAS AVENUE, TOPEKA, KANSAS                                 66612
(Address of Principal Executive Offices)                          (Zip Code)



                                 (785)-575-6300
               (Registrant's Telephone Number Including Area Code)


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                              WESTERN RESOURCES, INC.


Item 7.  Financial Statements and Exhibits

         (c) Exhibits

         Exhibit 99.1 - Financial Plan filed November 6, 2001 with the Kansas
                        Corporation Commission

Item 9. Regulation FD Disclosure

         On November 6, 2001, we filed with the Kansas Corporation Commission ("Commission") the financial plan required by a Commission order issued on July 20, 2001. The principal objective of the financial plan is to reduce our debt by $100 million to $175 million in the next several months and to below $1.8 billion in the next one to three years. The financial plan proposes an offering of common stock by Westar Industries, Inc. followed by a sale by us of the Westar Industries, Inc. common stock we own or the sale of shares of our common stock. The financial plan explains the reasons we have decided not to pursue alternative transactions the Commission asked us to consider, such as the sale of our investments in ONEOK, Inc. and Protection One, Inc.

         We are furnishing the information contained in this report, including the attached financial plan, pursuant to Regulation FD promulgated by the Securities and Exchange Commission ("SEC"). This information is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD or that the information includes material investor information that is not otherwise publicly available.

         The information contained in this report, including the information contained in the attached financial plan, is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We disclaim any current intention to revise or update the information contained in this report, including the information contained in the attached financial plan, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

         A copy of the attached financial plan is available for viewing on our website located at http:\\www.wr.com, although we reserve the right to discontinue that availability at any time.

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                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Western Resources, Inc.




Date November 6, 2001                       By  /s/ Paul R. Geist
    -----------------                         ---------------------------------
                                              Paul R. Geist, Senior Vice
                                              President and Chief Financial
                                              Officer

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                                  EXHIBIT INDEX


Exhibit Number                                 Description of Exhibit

99.1                                  Financial Plan filed November 6, 2001
                                      with the Kansas Corporation Commission